UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2023

GD Culture Group Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

22F - 810 Seventh Avenue,

New York, NY 10019

(Address of Principal Executive Offices) (Zip code)

+1-347-2590292

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2023, Shanghai Highlight Entertainment Co., Ltd. (“Shanghai Highlight”), an indirect subsidiary of GD Culture Group Limited (the “Company”), Beijing Hehe Property Management Co., Ltd. (“Beijing Hehe”), and a third party, established Shanghai Xianzhui Technology Co., Ltd. (the “Joint Venture”) under the laws of the People’s Republic of China for social media marketing. Shanghai Highlight owns 60% of the equity interest of the Joint Venture, Beijing Hehe owns 20% of the equity interest of the Joint Venture and the third party owns the remaining 20% of the equity interest of the Joint Venture.

On October 27, 2023, the Company entered into an equity purchase agreement (the “Agreement”) with Shanghai Highlight and Beijing Hehe, pursuant to which the Shanghai Highlight agreed to purchase the 20% equity interest in the Joint Venture from Beijing Hehe and the Company agreed to issue 600,000 shares of common stock of the Company, valued at $2.7820 per share, the average closing bid price of the common stock of GDC as of the five trading days immediately preceding the date of the Agreement, to Beijing Hehe or its assigns. The closing of the transaction shall take place within thirty (30) days from the execution of the Agreement. The Agreement is effective for thirty (30) days from the date of the Agreement, which can be extended for additional thirty (30) days upon all parties’ written agreement. The Company or Shanghai Highlight may terminate the Agreement at any time with a three (3) day advance written notice to Beijing Hehe.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description
10.1	Equity Purchase Agreement, dated October 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 27, 2023	GD Culture Group Limited

	By:	/s/ Xiao Jian Wang
	Name:	Xiao Jian Wang
	Title:	Chief Executive Officer, President and Chairman of the Board

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